Investor Presentation March 2012 Materion Corporation Exhibit 99.1

Forward-Looking Statements
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission.
Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs.
The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

MATERION TODAY:
New Name, Same Impressive Performance

12%*
CAGR
Sales
growth
(2005 – 2011)
20%
CAGR
Operating profit
growth
(2005 – 2011)
Successful
Repositioning
of company
* Excluding pass-through metal

THESIS Positioned to Deliver Long-Term, Sustainable Growth 4 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan

The Repositioning of Materion Prior to 2002 2002 – 2010 2011 + Metals and mining focus Repositioning Sustained growth 5

Successful Repositioning – Snapshot

2002 2011
Revenues $373M $1.5B
Revenue % in
Advanced Materials
47% 76%
Sales per employee
(thousands)
$200 $506
Debt-to-Debt-Plus-Equity 43% 17%
Working capital *
% of sales
41% 23%
Cyclicality Higher Lower
Growth Lower Higher
* A/R, Inventory & A/P

Operating Businesses are Well-Positioned and Growing

Business End Markets
(Examples)
Products
(Examples)
Advanced Materials
• Wireless
• LED
• Optical Coatings
• Medical
• Alternative
energy
• PVD targets
• Optical / medical
coatings
• Electronic packaging
• Inorganic powders
76% of revenues
Integrated Metals
• Wireless
• Oil & gas
• Aerospace
• Heavy equipment
• Defense &
Science
• Electronic connectors
• Directional drilling
components
• Optical structures
• Bushings and bearings
24% of revenues

Positioned in Diverse Set of High-Growth Markets

Growth
Entered multiple leading-edge growth markets since 2002
Defense
Commercial Aerospace
Medical
Devices
Optics
Telecom
Infrastructure
LED’s
LCD
Space /
Science
Notebooks
Cellular phones
(smartphones),
Tablet computers
Heavy
Equipment
Disk
Alternative
Energy
Drives

High Operating Margins

Removing High Value Metals Clarifies True Margins
2011
(1): Value added sales excludes metal pass through
Operating
Profit %
Operating Profit % of
Value-Added
(1)
Advanced Materials 3 – 5% 16 – 18%
Integrated Metals 6 – 8% 8 – 10%
Company 3 – 5% 10 – 12%

A Global Platform Operations in US and 11 Countries Significant and Expanding International Sales* 2011 37% 10 Customers in >50 countries * Percentage of value added sales

THESIS Positioned to Deliver Long-Term, Sustainable Growth 11 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan

High Value-Added Business Model

1. Identify high growth
secular markets
2. Target the fastest growing
niches of those markets
3. Expand with
innovative
products
4. Add synergistic
acquisitions
5. Ensure
financial
discipline

1. Target High Growth, Leading-Edge Markets

23%
16%
15%
8%
8%
8%
7%
Market
FY 2011
% of Value-
Added Sales
2012
Trends Key Drivers
Consumer Electronics
• Smartphone growth
• Tablet computers & LEDs
• Miniaturization
Industrial Components &
Commercial Aerospace
• New airplane builds & retrofits
• Increasing air travel
• Heavy equipment builds
Defense & Science
• DoD & foreign military budgets
• Demand for communications satellites
• High performance optical devices
Energy
• Directional drilling
• Rig counts
• Solar, batteries & smart grid devices
Telecommunications
Infrastructure
• Global 3G/4G builds
• Base stations
• Undersea fiber -optics expansion
Automotive Electronics
• Increasing global car production
• HEV/EV lithium ion battery components
• Engine control & electronic systems
Medical
• Glucose testing
• Diagnostics equipment

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1. Target High Growth, Leading-Edge Markets

Reportable Segments
ADVANCED MATERIAL
TECHNOLOGIES
PERFORMANCE
ALLOYS
BERYLLIUM &
COMPOSITES
TECHNICAL
MATERIALS
Key Markets
Precious, Non-precious,
Specialty Metal and Inorganic
Materials; Electronic Packages
and Components
Bulk and Strip Form Products
and Beryllium Hydroxide
Beryllium and Beryllia Ceramic
Products
Specialty Strip Metal
Products
CONSUMER
ELECTRONICS
DEFENSE & SCIENCE
INDUSTRIAL
COMPONENTS &
COMM. AEROSPACE
TELECOM
INFRASTRUCTURE
AUTOMOTIVE
ELECTRONICS
ENERGY
MEDICAL

2. Targeting The Niche – Examples
• Only fully integrated producer of beryllium
– one-of-a-kind business

Leading position
in niche
• Unique copper-nickel material ToughMet®
– multiple advanced applications growing at
over 30% annually
• Optical coatings
– highly sophisticated uses for defense, thermal
imaging, space and medical applications
• Smartphone applications
– currently in 90% of all smartphones, with
approximately 50% device penetration in 2011

3. Continually Develop Innovative Products
• Customer-centric product development
• Active research programs
• New product areas include
– LEDs
– Medical
– Commercial Optics
– Computer Hard Drives
– Alternative Energy
– Science
– Commercial Aerospace
– Hybrid & Electric Vehicles
– Wireless

4. Synergistic Acquisitions – Strong Record

Added over $440M to sales and approximately 30% of company profit in 2011
Acquisitions  2005-2011 – Impact
Add complementary
products / technology
Expand market
position
Accretive in
year 1
OMC – shield kit cleaning
TFT – thin film coatings
CERAC – inorganic chemicals
Techni-Met – thin film coatings
Barr – thin film coatings
Academy – precious metals
EIS Optics – thin film coatings

4. Synergistic Acquisitions
Case Study of Growing a Niche Business
– Optical Filters and Medical Coatings
(Pro-Forma Revenues)

• Positioned in $1.2B+ market growing
at 11% annually
• Markets served include: defense,
aerospace, medical, energy,
semiconductor, telecommunications,
lighting and astronomy
• The recent acquisition of EIS Optics
continues to expand our global
footprint in Asia
$9M
$165M
Barr
(2009)
Barr
(2009)
Techni-
Met
(2008)
Techni-
Met
(2008)
TFT
TFT
EIS Optics
(2011)
EIS Optics
(2011)
2006
2012 (F)

5. Ensure Financial Discipline

Maintain strong
balance sheet
Debt-to-Debt-Plus-Equity
Maximum 30%
Strong
cash flow
• Cash flow from operations
$30M - $75M annually for
the past five years
• Capex below depreciation
• Reduction in working
capital goal to <20% sales
Resources to
finance
acquisitions of
$50M to $100M
annually
After $225M in acquisitions
30%
20%
10%
0%
21%
17%
2005 2011

THESIS Positioned to Deliver Long-Term, Sustainable Growth 20 … Executing a focused growth plan A company with a strong platform… … Leveraging a high value-added business model… 1 2 3

Financial Goals Next 3-5 Years

2011
2014-2016
Next 3-5 years
Revenue growth – organic 2% >10%
Acquisitions $24M
$50 - $100M
per year
Margins (OP % VA) 10 - 12% 14% - 18%
Working capital % sales 23% <20%
Debt-to -Debt-Plus-Equity 17% <30%
ROIC (pre-tax) 12% >20%

Continuing to Execute Three Point Strategy 22 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

STRATEGY #1: GROWTH
Expand and Diversify Revenue Base
• Targeting expansion in growth markets including:
– smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD
• Ongoing global expansion
– Asia
• Strategic acquisition fast accretion
– Technology
– Global reach

2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012-F
2013-F
2014-F

2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012-F
2013-F
2014-F

STRATEGY #1: GROWTH
Strategy in Action: Outgrowing Growth Markets
Growth of Materion
Oil and Gas Sales vs. Market
Growth of Materion
Aerospace Sales vs. Market

Materion Sales
Materion Sales
Global Rig Count
Aircraft Delivered
+512%
+85%
+349%
+80%
0

0
100
200
300
400
500

STRATEGY #2: MARGINS Expand Margins – Key Drivers 25 Lean Sigma operating efficiency Higher value added products Cost reductions Margin Today 10 - 12% Target Margin 14 - 18% (OP % VA) 1 2 3

STRATEGY #3: CAPITAL EFFICIENCY
Improve Fixed and Working Capital Efficiency
26
Lean Sigma
• Cycle time reduction
• Yield improvement
• On-time shipments
Based on 2012 projected sales, each 5% of working capital efficiency = $50M of cash
Improve Working Capital
Efficiency
Working capital % of sales
41%
23%
<20%
2002 2011 Target

2012 Outlook and Guidance Revenues (Billions) EPS 27 $1.60-$1.68 $1.5 2011 2012 (F) $2.05-$2.25 $1.93 2011 2012 (F)

IN SUMMARY
Why Invest in Materion Corporation
28
Positioning
A leader in high-growth markets
Performance
Strong performance record
Growth
Executing three point strategy
• Global player, strong secular market drivers
• Sustainable long-term growth
• Proven business model
• Target, expand, then own niche
• Clear financial goals, performance
continuing to improve

Appendix

I/O Connector
Contacts
Battery Contacts
Internal Antenna Contacts
Grounding Clips
and Audio Jacks
Micro Mezzanine
Connectors for
LCD Screen
Internal Electronics and LED
• Thin Film Materials – Power
amplifiers, LED, SAW and BAW
devices, filters, and ICs
• Hermetic Solutions for SAW
• Refining / Recycling
• Precision Parts Cleaning
Other Smart Phone Applications:
• Circuit Board and IC Inspection
• RoHS Compliance Assurance
• Cellular Infrastructure with High Power RF
Packaging
Internal Electronics
• Precursor materials for GaAs wafer
production
Applications: Smart Phones

Avionics/Electrical
Systems
Airframe Structure
Landing Gear
Attachments
Engine and Pylon
Attachments
Flight Control
Mechanisms
Horizontal Stabilizer &
Rudder Attachments
Hydraulic Systems
Fuel Systems
Wing Attachments
Doors & Hatches
Landing Gear
Components
Flight Attendant
Jumpseat Spring
Safety Slide
Mechanism
Other Aerospace Applications:
• Baggage Inspection
• Nondestructive Evaluation (Cracked
Component Detection)

Applications: Aerospace

Applications: Defense
• Infrared Sensors for Fighter
Jet and UAV Optical
Targeting
• Electronic Packaging for
Defense Avionics, Radar
and Electronic
Countermeasure Systems
• Structural and Electronic
Components for Satellites
• X-ray Windows in Security
Imaging Systems
• Laser Protection Optical
Coatings
• Night Vision System Optics

Lithium Ion Battery
Interconnects
Battery Management
Resistors
Electronic Power
Steering Modules
ABS Leadframes
Engine Efficiency Oxygen
Sensors
Mirror & Windshield Electronic
Connections
Air Bag Sensors
Lamp Socket Connectors
Auto Dimming Mirror
Connectors
Hybrid Vehicle Motor &
Module Connectors
Window and Door
Switches
Fuel Pump and Fuel
Level Sensors
Battery
Terminals
Engine Ignition and
Control Modules
Battery & Relay Control
Modules
Turn Signal and Emergency
Flasher Relays
On Board
Telematics
Applications: Automotive Electronics

Under Water Wellhead Equipment
Directional Drilling
Equipment
MWD, LWD, MPT Systems
Drill Bits
Structural Rig
Components
Wellhead Control Equipment
Other Oil & Gas Applications:
• Artificial Lift Equipment
• Elemental Analysis
• Down Hole X-Ray Inspection
ROV’s, blow out preventers, hydraulic
actuators, control fluid couplings
Applications: Oil & Gas

Technology: Amorphous Silicon
(a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers
Technology: Cadmium Telluride
(CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and
P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers
Technology: Copper
Indium Gallium Selenide
(CIGS)
Thin Film (PVD) Materials
as well as Powders for
Printing CIGS applications
Copper Indium Gallium
Selenide thin film and screen
printing applications for flexible
and rigid solar cells.
Technology: Concentrator Photovoltaic
(CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating  Solar
rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials
Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metalized Ceramic  Substrates
Technology: Flexible Solar Cells /
Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to
accommodate applications such as roofing tiles
or defense.
Technology: Crystalline
Silicon (Si)
Interconnect Materials
Front and backplane systems for
high efficiency designs.
Applications: Solar Energy

Applications: Telecommunications Infrastructure
Base Stations
• Coaxial Connectors
• High Power Amplifiers
Local Area Networks
• Shielding
• Modular Jacks
• PCB Sockets
• Processor Sockets
Other Telecommunications Infrastructure
Applications
• Undersea Repeater Housings

Cardiac Rhythm Management
• Electronic Interconnects/Components
• Niobium/Titanium Electron Beam Weld
Insulin Pump
• EMI Shielding and Grounding
• Electrical Terminals in Connectors
Seizure Control
• Thin Film Deposition Implantable
Electrode – Parkinson's disease
(R&D)
External Glucose Analysis
• Subcutaneous sensors for glucose measurement
Subcutaneous Glucose Analysis
• Thin Film Coatings – Electrode Monitoring device
Radiation Therapy –
Neutron Reflectors
X-Ray Mammography
Other Medical Applications:
• CT Scan
• Diagnostic X-Rays
• Advanced Drug Delivery Components
• Diagnostic Electronic Components
• Anesthesia Monitoring Components
• Operating Instruments
Applications: Medical

2011

Telecommunications
Infrastructure
4%
Energy
4%
Other
11%
Consumer Electronics
28%
Industrial Components &
Commercial Aerospace
9%
Services
12%
Defense & Science
20%
Medical
12%

Value-Added Sales: Advanced Material Technologies A-9

Value-Added Sales: Performance Alloys

Industrial Components &
Commercial Aerospace
20%
Consumer Electronics
21%
Energy
13%
Telecommunications
Infrastructure
13%
Automotive Electronics
11%
Appliance
10%
Defense & Science
3%
Other
7%
Medical
2%
2011

Value-Added Sales: Beryllium and Composites A-11 Defense & Science 52% Industrial Components & Commercial Aerospace 23% Other 9% Medical 9% Telecommunications Infrastructure 6% Energy 1% 2011

Medical
1%
Energy
7%
Other
7%
Automotive Electronics
46%
Consumer Electronics
39%

Value-Added Sales: Technical Materials A-12 2011

New Product and Technology Development
Advanced Material Technologies
– Optics Coating Materials and Large Format Components
– Precision Optical Thin Film Coatings (specialty filters)
– Thin Film Electrodes (medical diagnostics)
– Optical package for New Photonics applications
– RF packages for the latest transistor technology (3G and 4G infrastructure)
– Expanded refining/chamber services – Compliment to Thin Film Materials &
Coating businesses
– Large format Thin Film Materials for large area coatings (Energy, Solar)
– Solar Panel Thin Film, Concentrator Materials and Barrier Film Coatings
– MEMS and Photovoltaic Packaging Materials
– Nanotechnology Materials
– Materials for High Brightness LEDs
– Specialty Inorganic Compounds (Solar, Security)
– Precious Metal Materials – rod, bar, sheet, slugs, etc.
– Global Refining and Metal Recovery and Management Services
– Ultra high purity precious metals for medical and semiconductor applications
– Next generation magnetic data storage thin film head materials

New Product and Technology Development
Performance Alloys
– ToughMet® Alloy for High Volume Bearing Applications
– BrushForm 158 for Voice Coil Motor (VCM) applications
– Materion R270 Strip
Beryllium and Composites
– Nearer net shape fabrication (hot isostatic pressing)
– Truextent® speaker diaphragms
– Investment Casting
– Amorphous Metals
– SupremEX™Aluminum Metal Matrix Composites
Technical Materials
– Hybrid & Electric Vehicle Battery Components
– Power Electronics
– Smart Grid Meters
– Computer Hard Drives (Dual Stage Activation)
– Medical Applications